GALAXY TAX-EXEMPT BOND FUNDS

     THE GALAXY FUND

                           PROSPECTUS
                           February 28, 2002

                           GALAXY TAX-EXEMPT BOND FUND

                           GALAXY NEW JERSEY MUNICIPAL
                           BOND FUND

                           GALAXY NEW YORK MUNICIPAL
                           BOND FUND

                           GALAXY CONNECTICUT MUNICIPAL
                           BOND FUND

                           GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

                           GALAXY RHODE ISLAND MUNICIPAL
                           BOND FUND

                           GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND

                           GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

                           GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

                           GALAXY FLORIDA MUNICIPAL BOND FUND

                           GALAXY PENNSYLVANIA MUNICIPAL
                           BOND FUND


                           TRUST SHARES

                           As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                                             [GALAXY FUNDS LOGO]

                                                  CONTENTS


                                            1   RISK/RETURN SUMMARY

                                            1   Introduction

                                            2   Galaxy Tax-Exempt Bond Fund

                                            7   Galaxy New Jersey Municipal
                                                Bond Fund

                                           12   Galaxy New York Municipal
                                                Bond Fund

                                           18   Galaxy Connecticut
                                                Municipal Bond Fund

                                           23   Galaxy Massachusetts
                                                Municipal Bond Fund

                                           28   Galaxy Rhode Island
                                                Municipal Bond Fund

                                           33   Galaxy Intermediate
                                                Tax-Exempt Bond Fund

                                           39   Galaxy Connecticut
                                                Intermediate Municipal Bond
                                                Fund

                                           45   Galaxy Massachusetts
                                                Intermediate Municipal Bond
                                                Fund

                                           51   Galaxy Florida Municipal
                                                Bond Fund

                                           57   Galaxy Pennsylvania
                                                Municipal Bond Fund

                                           62   Additional information
                                                about risk

                                           63   FUND MANAGEMENT

                                           65   HOW TO INVEST IN THE FUNDS

                                           65   Buying and selling shares

                                           65   HOW TO BUY SHARES

                                           65   HOW TO SELL SHARES

                                           65   OTHER TRANSACTION POLICIES

                                           67   DIVIDENDS, DISTRIBUTIONS
                                                AND TAXES

                                           69   FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION

THIS PROSPECTUS describes the Galaxy Tax-Exempt Bond Funds. The Funds invest primarily in municipal securities, which are debt obligations of state and local governments and other political or public bodies or agencies. The interest paid on municipal securities is generally exempt from federal income tax and, in some cases, from state and local income tax.

On the following pages, you'll find important information about each of the Galaxy Tax-Exempt Bond Funds, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

- the main risks associated with an investment in the Fund

- the Fund's past performance measured on both a year-by-year and long-term basis

- the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?
The Funds are designed for investors who are looking for income that's free of federal income tax and who can accept fluctuations in price and yield. A Fund that specializes in a particular state is best suited to residents of that state who are also looking for income that is free of the state's income tax or, in the case of the Florida Municipal Bond Fund, the state's intangible personal property tax.

TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS.

THE FUNDS' INVESTMENT ADVISER
Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

[SIDENOTE]

TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose you are in the 35% federal income tax bracket. If you earn 10% on a taxable fund, the fund's return after taxes will be 6.5%. On the other hand, if you earn 6.5% on a tax-exempt fund, your after-tax return is also 6.5% because you pay no federal income taxes on the tax-exempt fund's returns. So, you are better off if you can earn more than 6.5% on a tax-exempt fund than if you earn a 10% return on a taxable fund after federal income taxes. However, the lower your federal income tax bracket, the less likely it is that you will enjoy a higher after-tax return from a tax-exempt fund than from a taxable fund.

GALAXY TAX-EXEMPT BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide shareholders with as high a level of current interest income free of federal income tax as is consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), primarily bonds (normally 65% of net assets). Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

[SIDENOTE]

PRESERVATION OF CAPITAL
Preservation of capital means protecting the amount of money you invest in a Fund. If a Fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.

MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

AVERAGE WEIGHTED MATURITY
Average weighted maturity gives you the average time until all debt securities in a Fund come due or MATURE. It is calculated by averaging the time to maturity of all debt securities held by a Fund with each maturity "weighted" according to the percentage of assets it represents.

TYPES OF MUNICIPAL SECURITIES
GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue securities since they are typically payable by the private user of the facilities financed by the bonds.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           1992          9.25%
           1993         11.95%
           1994         -5.35%
           1995         16.04%
           1996          3.57%
           1997          8.99%
           1998          5.96%
           1999         -3.47%
           2000         11.98%
           2001          3.80%

BEST QUARTER
6.59% for the quarter ending March 31, 1995

WORST QUARTER
-5.39% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                    SINCE
                                1 YEAR     5 YEARS    10 YEARS  INCEPTION
------------------------------------------------------------------------------------------
Trust Shares Before Taxes         3.80%       5.32%       6.07%      6.07%  (12/30/91)

Trust Shares After Taxes
on Distributions                  3.60%       5.16%       5.96%      5.96%  (12/30/91)

Trust Shares After Taxes
on Distributions and Sale
of Fund Shares                    4.16%       5.15%       5.85%      5.85%  (12/30/91)

Lehman Brothers
Municipal Bond Index
(reflects no deduction for
fees, expenses or taxes)          5.13%       5.98%       6.63%      6.63%  (since 12/31/91)
--------------------------------------------------------------------------------------------

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12B-1) FEES        EXPENSES        EXPENSES
----------------------------------------------------------------------------------------
Trust Shares                   0.75%(1)             None           0.16%        0.91%(1)
----------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.71%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------------------
Trust Shares                                   $93         $290       $504        $1,120
----------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

GALAXY NEW JERSEY MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New Jersey personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in New Jersey municipal securities, which are securities issued by the State of New Jersey and other government issuers (and may include issuers located outside New Jersey) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and New Jersey personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or are unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and by swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK -Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in New Jersey municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect New Jersey. Other considerations affecting the Fund's investments in New Jersey municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           1999         -3.02%
           2000         10.69%
           2001          3.79%

BEST QUARTER
3.12% for the quarter ending June 30, 2000

WORST QUARTER
-2.35% for the quarter ending June 30, 1999

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                              SINCE
                                                        1 YEAR            INCEPTION
----------------------------------------------------------------------------------------------------------
Trust Shares Before Taxes                                3.79%                4.24%               (4/3/98)

Trust Shares After Taxes on Distributions                3.69%                4.21%               (4/3/98)

Trust Shares After Taxes on Distributions
and Sale of Fund Shares                                  4.03%                4.19%               (4/3/98)

Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses
or taxes)                                                5.13%                5.23%               (3/31/98)
----------------------------------------------------------------------------------------------------------

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                     TOTAL FUND
                               MANAGEMENT      DISTRIBUTION             OTHER         OPERATING
                                     FEES      (12b-1) FEES          EXPENSES          EXPENSES
-----------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)              None          0.33%             1.08%(1)
-----------------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.88%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------------------
Trust Shares                                  $110         $343       $595        $1,317
--- ------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

GALAXY NEW YORK MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in New York municipal securities, which are securities issued by the State of New York and other government issuers (and may include issuers located outside New York) and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax) and New York State and New York City personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in New York municipal securities, the Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attacks on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties as a result of the attacks, and the anticipated financial difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the Fund's performance. As a result, the Fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the Fund has difficulty finding attractive New York municipal securities to purchase, the amount of the Fund's income that is subject to New York taxes could increase. Other considerations affecting the Fund's investments in New York municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           1992          8.29%
           1993         12.30%
           1994         -7.26%
           1995         17.09%
           1996          3.62%
           1997          8.89%
           1998          6.13%
           1999         -3.48%
           2000         12.58%
           2001          3.30%

BEST QUARTER
7.42% for the quarter ending March 31, 1995

WORST QUARTER
-6.55% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     SINCE
                                1 YEAR     5 YEARS     10 YEARS  INCEPTION
-----------------------------------------------------------------------------------------------
Trust Shares Before Taxes        3.30%       5.34%        5.91%      5.91%     (12/31/91)

Trust Shares After Taxes
on Distributions                 3.30%       5.34%        5.91%      5.91%     (12/31/91)

Trust Shares After Taxes
on Distributions and Sale
of Fund Shares                   3.71%       5.21%        5.73%      5.73%     (12/31/91)

Lehman Brothers
Municipal Bond Index
(reflects no deduction
for fees, expenses or taxes)     5.13%       5.98%        6.63%      6.63%     (since 12/31/91)
-----------------------------------------------------------------------------------------------

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                  TOTAL FUND
                               MANAGEMENT     DISTRIBUTION           OTHER         OPERATING
                                     FEES     (12b-1) FEES        EXPENSES          EXPENSES
--------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)             None           0.24%           .99%(1)
--------------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.79%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                 1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------
Trust Shares                       $101      $315     $547    $1,213
--------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

GALAXY CONNECTICUT MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in Connecticut municipal securities, which are securities issued by the State of Connecticut and other government issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and the Connecticut state income tax on individuals, trusts and estates. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           1994         -8.01%
           1995         18.29%
           1996          3.56%
           1997          8.81%
           1998          6.07%
           1999         -2.65%
           2000         10.73%
           2001          4.22%

BEST QUARTER
8.05% for the quarter ending March 31, 1995

WORST QUARTER
-7.01% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     SINCE
                                            1 YEAR      5 YEARS  INCEPTION
----------------------------------------------------------------------------------------------
Trust Shares Before Taxes                    4.22%        5.33%      5.25%     (3/16/93)

Trust Shares After Taxes on Distributions    4.22%        5.33%      5.25%     (3/16/93)

Trust Shares After Taxes on Distributions
and Sale of Fund Shares                      4.24%        5.18%      5.12%     (3/16/93)

Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses
or taxes)                                    5.13%        5.98%      6.13%     (since 3/31/93)
----------------------------------------------------------------------------------------------

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                    TOTAL FUND
                               MANAGEMENT     DISTRIBUTION             OTHER         OPERATING
                                     FEES     (12b-1) FEES          EXPENSES          EXPENSES
----------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)             None          0.31%(1)          1.06%(1)
----------------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. The Fund's administrator is waiving a portion of its fees so that Other expenses are expected to be 0.30%. Total Fund operating expenses after these waivers are expected to be 0.85%. These fee waivers may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS    5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------
Trust Shares                                  $108         $337       $585        $1,294
---------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Massachusetts personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in Massachusetts municipal securities, which are securities issued by the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and Massachusetts personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and marketconditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           1994         -7.71%
           1995         17.40%
           1996          3.26%
           1997          9.09%
           1998          5.83%
           1999         -3.52%
           2000         12.14%
           2001          3.58%

BEST QUARTER
7.52% for the quarter ending March 31, 1995

WORST QUARTER
-7.14% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     SINCE
                                            1 YEAR      5 YEARS  INCEPTION
----------------------------------------------------------------------------------------------
Trust Shares Before Taxes                    3.58%        5.29%      5.07%     (3/12/93)

Trust Shares After Taxes on Distributions    3.58%        5.29%      5.07%     (3/12/93)

Trust Shares After Taxes on Distributions
and Sale of Fund Shares                      3.87%        5.17%      5.00%     (3/12/93)

Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses
or taxes)                                    5.13%        5.98%      5.95%     (since 2/28/98)
----------------------------------------------------------------------------------------------

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                    TOTAL FUND
                               MANAGEMENT     DISTRIBUTION             OTHER         OPERATING
                                     FEES     (12b-1) FEES          EXPENSES          EXPENSES
----------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)             None          0.23%(1)           .98%(1)
----------------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. The Fund's administrator is waiving a portion of its fees so that Other expenses are expected to be 0.22%. Total Fund operating expenses after these waivers are expected to be 0.77%. These fee waivers may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------------------
Trust Shares                                  $100         $312       $542        $1,201
----------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 1998.

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in Rhode Island municipal securities, which are securities issued by the State of Rhode Island and other government issuers (and may include issuers located outside Rhode Island) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and Rhode Island personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Rhode Island municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Rhode Island. Other considerations affecting the Fund's investments in Rhode Island municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of the Fund's Trust Shares during the last calendar year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           2001          4.22%

BEST QUARTER
2.75% for the quarter ending September 30, 2001

WORST QUARTER
-0.99% for the quarter ending December 31, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     SINCE
                                                         1 YEAR  INCEPTION
----------------------------------------------------------------------------------------
Trust Shares Before Taxes                                 4.22%      7.52%     (6/19/00)

Trust Shares After Taxes on Distributions                 4.22%      7.52%     (6/19/00)

Trust Shares After Taxes on Distributions and
Sale of Fund Shares                                       4.35%      6.98%     (6/19/00)

Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses
or taxes)                                                 5.13%      8.09%     (6/30/00)
----------------------------------------------------------------------------------------

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                    TOTAL FUND
                               MANAGEMENT     DISTRIBUTION             OTHER         OPERATING
                                     FEES     (12b-1) FEES          EXPENSES          EXPENSES
----------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)             None          0.18%             0.93%(1)
----------------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.73%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------------------
Trust Shares                                   $95         $296       $515        $1,143
----------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in a diversified portfolio of municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax). Under normal circumstances, at least 80% of the Fund's net assets are invested in municipal securities or in mutual funds that invest in municipal securities. The Fund may also invest up to 20% of its net assets in debt securities that pay interest that is not exempt from federal income tax, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless

[SIDENOTE]

DERIVATIVES
A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on June 14, 1993 as the Boston 1784 Tax-Exempt Medium-Term Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston N.A. received Trust Shares of the Fund. The returns shown below for periods prior to June 26, 2000 are for the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
This bar chart shows the performance of the Fund's Trust Shares during the last calendar year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           1994         -3.01%
           1995         14.34%
           1996          4.20%
           1997          9.10%
           1998          6.41%
           1999         -2.95%
           2000         10.50%
           2001          4.75%

BEST QUARTER
5.39% for the quarter ending March 31, 1995

WORST QUARTER
-4.21% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     SINCE
                                            1 YEAR      5 YEARS    INCEPTION
---------------------------------------------------------------------------------------------
Trust Shares Before Taxes                    4.75%        5.46%        5.69%  (6/14/93)

Trust Shares After Taxes on Distributions    4.75%        5.30%        5.54%  (6/14/93)

Trust Shares After Taxes on Distributions
and Sale of Fund Shares                      4.49%        5.27%        5.48%  (6/14/93)

Lehman Brothers 3-15 Year Blend Municipal
Bond Index (reflects no deduction for fees,
expenses or taxes)                           5.29%        5.83%        5.77%  (since 6/30/93)
---------------------------------------------------------------------------------------------

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                TOTAL FUND
                            MANAGEMENT       DISTRIBUTION           OTHER        OPERATING
                                  FEES       (12b-1) FEES        EXPENSES         EXPENSES
------------------------------------------------------------------------------------------
Trust Shares                   0.75(1)               None           0.14%         0.89%(1)

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.69%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                              1 YEAR      3 YEARS    5 YEARS      10 YEARS
------------------------------------------------------------------------------------------
Trust Shares                                     $91         $284       $493        $1,096
------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide investors with current income exempt from both federal and Connecticut personal income tax, with a secondary goal of preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax). Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Connecticut municipal securities. Connecticut municipal securities are securities issued by the State of Connecticut and other government issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and the Connecticut state income tax on individuals, trusts, and estates. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable debt securities, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on August 1, 1994 as the Boston 1784 Connecticut Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston N.A. received Trust Shares of the Fund. The returns shown below for periods prior to June 26, 2000 are for the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           1995         14.70%
           1996          3.63%
           1997          8.53%
           1998          6.67%
           1999         -2.81%
           2000         10.16%
           2001          4.47%

BEST QUARTER
5.91% for the quarter ending March 31, 1995

WORST QUARTER
-2.28% for the quarter ending June 30, 1999

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts

                                                                      SINCE
                                            1 YEAR      5 YEARS   INCEPTION
--------------------------------------------------------------------------------------------
Trust Shares Before Taxes                    4.47%        5.30%       5.85%  (8/1/94)

Trust Shares After Taxes
on Distributions                             4.47%        5.24%       5.80%  (8/1/94)

Trust Shares After Taxes on Distributions
and Sale of Fund Shares                      4.37%        5.16%       5.67%  (8/1/94)

Lehman Brothers 3-15 Year Blend Municipal
Bond Index (reflects no deduction for fees,
expenses or taxes)                           5.29%        5.83%       6.26%  (since 7/31/94)
--------------------------------------------------------------------------------------------

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                   TOTAL FUND
                               MANAGEMENT          DISTRIBUTION          OTHER      OPERATING
                                     FEES          (12b-1) FEES       EXPENSES       EXPENSES
---------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)                  None          0.18%       0.93%(1)
---------------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.73%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                              1 YEAR      3 YEARS    5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------
Trust Shares                                     $95         $296       $515       $1,143
-----------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide investors with current income, exempt from both federal and Massachusetts personal income tax, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax). Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Massachusetts municipal securities. Massachusetts municipal securities are securities issued by the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and Massachusetts personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on June 14, 1993 as the Boston 1784 Massachusetts Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston N.A. received Trust Shares of the Fund. The returns shown below for periods prior to June 26, 2000 are for the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDER YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           1994         -5.45%
           1995         13.77%
           1996          3.32%
           1997          8.89%
           1998          5.91%
           1999         -2.16%
           2000          9.94%
           2001          4.67%

BEST QUARTER
5.45% for the quarter ending March 31, 1995

WORST QUARTER
-5.17% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     SINCE
                                            1 YEAR      5 YEARS  INCEPTION
-------------------------------------------------------------------------------------------
Trust Shares Before Taxes                    4.67%        5.36%      5.20%  (6/14/93)

Trust Shares After Taxes on Distributions    4.67%        5.36%      5.20%  (6/14/93)

Trust Shares After Taxes on Distributions
and Sale of Fund Shares                      4.50%        5.21%      5.11%  (6/14/93)

Lehman Brothers 3-15 Year Blend Municipal
Bond Index (reflects no deduction for fees,
expenses or taxes)                           5.29%        5.83%      5.77%  (since 6/30/93)
-------------------------------------------------------------------------------------------

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                           TOTAL FUND
                             MANAGEMENT    DISTRIBUTION         OTHER       OPERATING
                                   FEES    (12b-1) FEES      EXPENSES        EXPENSES
-------------------------------------------------------------------------------------
Trust Shares                   0.75%(1)            None         0.15%        0.90%(1)
-------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.70%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                              1 YEAR      3 YEARS    5 YEARS      10 YEARS
------------------------------------------------------------------------------------------
Trust Shares                                     $92         $287       $498        $1,108
------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.

GALAXY FLORIDA MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide investors with current income exempt from federal income tax through Fund shares which are exempt from Florida intangible personal property tax, with a secondary goal of preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay tax which is exempt from federal income tax (including the federal alternative minimum tax). Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Florida municipal securities. Florida municipal securities are securities issued by the State of Florida and other government issuers (and may include issuers located outside Florida) that pay interest which is exempt from federal income tax (including the federal alternative minimum tax) and that are exempt from Florida intangible personal property tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable debt securities such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Florida municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Florida. Other considerations affecting the Fund's investments in Florida municipal securities are summarized in the Statement of Additional Information.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future. The Fund only offers one class of shares which are referred to in this prospectus as Trust Shares.

The Fund began operations on June 30, 1997 as the Boston 1784 Florida Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares of the Fund. The returns shown below for periods prior to June 26, 2000 are for the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           1998          6.38%
           1999         -2.78%
           2000          9.08%
           2001          4.74%

BEST QUARTER
3.41% for the quarter ending December 31, 2000

WORST QUARTER
-2.38% for the quarter ending June 30, 1999

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                               SINCE
                                                                    1 YEAR INCEPTION
------------------------------------------------------------------------------------------------------
Trust Shares Before Taxes                                            4.74%      4.98%  (6/30/97)

Trust Shares After Taxes on Distributions                            4.74%      4.91%  (6/30/97)

Trust Shares After Taxes on Distributions and Sale of Fund Shares    4.47%      4.86%  (6/30/97)

Lehman Brothers 3-15 Year Blend Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                  5.29%      5.78%  (since 6/30/97)
------------------------------------------------------------------------------------------------------

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                TOTAL FUND
                               MANAGEMENT    DISTRIBUTION          OTHER         OPERATING
                                     FEES    (12b-1) FEES       EXPENSES          EXPENSES
------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)            None          0.22%          0.97%(1)
------------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.77%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                              1 YEAR      3 YEARS    5 YEARS      10 YEARS
------------------------------------------------------------------------------------------
Trust Shares                                     $99         $309       $536        $1,190
------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.

GALAXY PENNSYLVANIA MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide current income exempt from both federal and Pennsylvania state income taxes, consistent with the preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in Pennsylvania municipal securities, which are securities issued by the Commonwealth of Pennsylvania and other government issuers (and may include issuers located outside Pennsylvania) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and Pennsylvania state income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all Fund investments will be of investment grade quality and will have one of the top three ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates. It is expected, however, that under normal circumstances the Fund's average weighted maturity will be between 10 and 15 years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund, which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Pennsylvania municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Pennsylvania. Other considerations affecting the Fund's investments in Pennsylvania municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on May 3, 1993 as the Pillar Pennsylvania Municipal Securities Fund, a separate portfolio (the Predecessor Pillar Fund) of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Pillar Fund offered and sold two classes of shares - Class I Shares and Class A Shares. In connection with the reorganization, holders of Class I Shares and Class A Shares of the Predecessor Pillar Fund exchanged their shares for Trust Shares of the Fund. The returns shown below for periods prior to August 27, 2001 are for Class I Shares of the Predecessor Pillar Fund, which were similar to the Fund's Trust Shares.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           1994         -2.58%
           1995         11.53%
           1996          3.89%
           1997          7.18%
           1998          4.84%
           1999         -7.05%
           2000         13.31%
           2001          4.70%

BEST QUARTER
5.64% for the quarter ending December 31, 2000

WORST QUARTER
-3.30% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                            SINCE
                                                    1 YEAR     5 YEARS  INCEPTION
-------------------------------------------------------------------------------------------
Trust Shares Before Taxes                            4.70%       4.38%      4.42%  (5/3/93)

Trust Shares After Taxes on Distributions            4.70%       4.23%      4.33%  (5/3/93)

Trust Shares After Taxes on Distributions and
Sale of Fund Shares                                  4.52%       4.35%      4.36%  (5/3/93)

Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)  5.13%       5.98%      6.06%  (5/3/93)
Lehman Brothers 5-Year Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)  6.21%       5.35%      5.36%  (5/3/93)
-------------------------------------------------------------------------------------------

(1) The Fund has changed its benchmark from the Lehman Brothers 5-Year Municipal Bond Index to the Lehman Brothers Municipal Bond Index because the Lehman Brothers Municipal Bond Index tracks the performance of the types of securities that are more representative of those held by the Fund.

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index which tracks the performance of investment grade municipal bonds with remaining maturities of between 4 and 6 years.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                TOTAL FUND
                               MANAGEMENT     DISTRIBUTION          OTHER        OPERATING
                                     FEES     (12b-1) FEES       EXPENSES         EXPENSES
------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)             None       0.39%(1)         1.14%(1)
------------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. The Fund's administrator is waiving a portion of its fees so that Other expenses are expected to be 0.36%. Total Fund operating expenses after these waivers are expected to be 0.91%. These fee waivers may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                             1 YEAR      3 YEARS    5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------
Trust Shares                                   $116         $362       $628        $1,386
-----------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund (including the Predecessor Fund) since May 29, 2001.

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Tax-Exempt Bond Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS
Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income) and taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of its net assets. This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS
This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

FUND MANAGEMENT

ADVISER
The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2001, the Adviser managed over $166 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

Prior to March 1, 2001, Summit Bank Investment Management Division, a division of Summit Bank (Summit Bank), served as the investment adviser to the Predecessor Pillar Fund. Summit Bank was a wholly-owned subsidiary of Summit Bancorp. On March 1, 2001, FleetBoston Financial Corporation acquired Summit Bancorp and thereafter, the Adviser succeeded Summit Bank as the investment adviser to the Predecessor Pillar Fund.

MANAGEMENT FEES
The management fees paid to the Adviser and/or Summit Bank by the Funds during the fiscal year or period ended October 31, 2001 are set forth below.

                                 MANAGEMENT FEE AS A %
FUND                             OF AVERAGE NET ASSETS
------------------------------------------------------
Tax-Exempt Bond                                   0.55%

New Jersey Municipal Bond                         0.41%

New York Municipal Bond                           0.55%

Connecticut Municipal Bond                        0.40%

Massachusetts Municipal Bond                      0.44%

Rhode Island Municipal Bond                       0.50%

Intermediate Tax-Exempt Bond                      0.60%

Connecticut Intermediate
Municipal Bond                                    0.58%

Massachusetts Intermediate
Municipal Bond                                    0.59%

Florida Municipal Bond                            0.56%

Pennsylvania Municipal Bond                       0.29%
------------------------------------------------------

During the fiscal year ended December 31, 2000, the Predecessor Pillar Fund paid management fees to Summit Bank at the annual rate of 0.39% of the Fund's average daily net assets.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

HOW TO INVEST IN THE FUNDS

BUYING AND SELLING SHARES
Trust Shares of the Funds are available for purchase by investors maintaining a qualified account at a bank or trust institution, including subsidiaries of FleetBoston Financial Corporation. Qualified accounts include discretionary investment management accounts, custodial accounts and agency accounts. Your institution can provide more information about which types of accounts are eligible.

You can buy and sell Trust Shares of the Funds on any business day. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York, the principal bond markets (as recommended by the Bond Market Association) and your institution are open for business. These entities are generally open every Monday through Friday, except national holidays.

The price at which you buy shares is the net asset value (NAV) per share next determined after your order is accepted. The price at which you sell shares is the NAV per share next determined after receipt of your order. NAV is determined on each day the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open at the close of regular trading on the New York Stock Exchange that day (usually 4:00 p.m. Eastern time).

If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

HOW TO BUY SHARES
You can buy Trust Shares by following the procedures established by your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and wiring payment to Galaxy's custodian. The institution holds the shares in your name and receives all confirmations of purchases and sales.

HOW TO SELL SHARES
You can sell Trust Shares by following the procedures established by your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge for wiring sale proceeds to your financial institution, but your financial institution may do so. Contact your financial institution for more information.

OTHER TRANSACTION POLICIES
If Galaxy doesn't receive full payment for your order to buy shares by 4:00 p.m. on the next business day, Galaxy won't accept your order. Galaxy will advise your financial institution if this happens.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

[SIDENOTE]

NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Trust Shares, minus the value of the Fund's liabilities attributable to Trust Shares, divided by the number of Trust Shares held by investors.

INVESTMENT MINIMUMS
Galaxy does not have any minimum investment requirements for initial or additional investments in Trust Shares, but financial institutions may. They may also require you to maintain a minimum account balance.

Sales proceeds are normally wired to your financial institution on the next business day but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

Galaxy may close any account after 60 days' written notice if the value of the account drops below $250 as a result of selling shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
The Funds generally declare dividends from net investment income daily and pay them monthly. They normally distribute net capital gains annually. It is expected that the Funds' annual distributions will be mainly income dividends. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES
It is expected that the Funds will distribute dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of each Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale or redemption of your shares, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by each Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

STATE AND LOCAL TAXES
Dividends paid by the Tax-Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund that are attributable to interest earned by the Funds may be taxable to shareholders under state or local law. Each state-specific Fund intends to comply with certain state and/or local tax requirements so that its income and dividends generally will be exempt from the applicable state and/or local taxes described above in the description for such Fund. Dividends, if any, derived from interest on securities other than the state-specific municipal securities in which each Fund primarily invests or from any capital gains, may be subject to the particular state's taxes. However, with respect to the Connecticut Municipal Bond Fund and Connecticut Intermediate Municipal Bond Fund, dividends, if any, derived from long-term capital gains on Connecticut municipal securities of issuers in Connecticut will not be subject to the Connecticut state income tax on individuals, trusts and estates if paid on Fund shares held as capital assets.

MISCELLANEOUS
The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Trust Shares for the past five years (or the period since a particular Fund began operations or a particular class of shares was first offered). Certain information reflects the financial performance of a single Trust Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Trust Shares of each Fund, assuming all dividends and distributions were reinvested.

The Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Florida Municipal Bond Fund each began operations as a separate portfolio (the Predecessor Boston 1784 Funds) of the Boston 1784 Funds. On June 26, 2000, each Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, each Predecessor Boston 1784 Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Funds exchanged their shares for Trust Shares and BKB Shares of the Funds. Shareholders of the Predecessor Boston 1784 Funds who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston N.A. received Trust Shares of the Funds.

The Pennsylvania Municipal Bond Fund began operations as a separate portfolio (the Predecessor Pillar Fund) of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Pillar Fund offered and sold two classes of shares - Class I Shares and Class A Shares. In connection with the reorganization, the holders of Class I Shares and Class A Shares of the Predecessor Pillar Fund exchanged their shares for Trust Shares of the Fund. The financial highlights for periods prior to August 27, 2001 are for Class I Shares of the Predecessor Pillar Fund, which were similar to Trust Shares of the Pennsylvania Municipal Bond Fund.

Except as described below with respect to the Predecessor Boston 1784 Funds and Predecessor Pillar Fund, the information in the financial highlights tables for the fiscal years or periods ended October 31, 2001, 2000 and 1999 has been audited by Ernst & Young, LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2001 and are incorporated by reference into the SAI. With respect to the Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund, the information for the fiscal years ended October 31, 1998 and 1997 was audited by Galaxy's former auditors.

With respect to the Predecessor Boston 1784 Funds, the information for the fiscal years or periods ended May 31, 2000, 1999, 1998 and 1997 was audited by the Predecessor Boston 1784 Funds' former independent accountants, PricewaterhouseCoopers LLP, whose report, dated July 17, 2000, is also incorporated by reference into the SAI.

With respect to the Predecessor Pillar Fund, the information for the fiscal years ended December 31, 2000, 1999, 1998, 1997 and 1996 was audited by the Predecessor Pillar Fund's former auditors, Arthur Andersen LLP, whose report, dated February 15, 2001, is also incorporated by reference into the SAI.

The Annual Report and SAI are available free of charge upon request.

GALAXY TAX-EXEMPT BOND FUND

(For a share outstanding throughout each period)

                                                                       YEARS ENDED OCTOBER 31,
                                                  --------------------------------------------------------------
                                                     2001         2000          1999        1998         1997
                                                  ==========   ==========   ==========   ==========   ==========
                                                                           TRUST SHARES
================================================  ==========   ==========   ==========   ==========   ==========
Net asset value, beginning of period              $    10.68   $    10.33   $    11.30   $    11.06   $    10.78

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                             0.48         0.49         0.49         0.50         0.53

   Net realized and unrealized gain (loss)
   on investments                                       0.65         0.35        (0.83)        0.34         0.29
------------------------------------------------  ----------   ----------   ----------   ----------   ----------
Total from investment operations                        1.13         0.84        (0.34)        0.84         0.82

LESS DIVIDENDS:
   Dividends from net investment income                (0.48)       (0.49)       (0.49)       (0.51)       (0.53)

   Dividends from net realized capital gains              --           --        (0.14)       (0.09)       (0.01)
------------------------------------------------  ----------   ----------   ----------   ----------   ----------
Total dividends                                        (0.48)       (0.49)       (0.63)       (0.60)       (0.54)

Net increase (decrease) in net asset value              0.65         0.35        (0.97)        0.24         0.28

Net asset value, end of period                    $    11.33   $    10.68   $    10.33   $    11.30   $    11.06
================================================  ==========   ==========   ==========   ==========   ==========
Total return                                           10.78%        8.32%       (3.25)%       7.85%        7.75%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000s)             $  188,579   $  174,415   $  141,999   $  135,664   $  122,218

RATIOS TO AVERAGE NET ASSETS:
  Net investment income including
  reimbursement/waiver                                  4.34%        4.66%        4.46%        4.55%        4.85%

  Operating expenses including
  reimbursement/waiver                                  0.71%        0.71%        0.71%        0.71%        0.70%

  Operating expenses excluding
  reimbursement/waiver                                  0.91%        0.91%        0.91%        0.92%        0.96%

Portfolio turnover rate                                   66%          73%          23%          59%          78%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.46, $0.47, $0.47, $0.48 and $0.51, respectively.

GALAXY NEW JERSEY MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

                                                                                                    PERIOD ENDED
                                                                  YEAR ENDED OCTOBER 31,            OCTOBER 31,
                                                             ------------------------------------   ------------
                                                               2001         2000           1999       1998(1)
                                                             ========    ==========      ========   ============
                                                                             TRUST SHARES
===========================================================  ========    ==========      ========   ============
Net asset value, beginning of period                         $   9.88    $     9.56      $  10.24   $      10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                      0.41          0.40          0.38           0.21

   Net realized and unrealized gain (loss) on investments        0.53          0.32         (0.68)          0.24
-----------------------------------------------------------  --------    ----------      --------   ------------
Total from investment operations                                 0.94          0.72         (0.30)          0.45

LESS DIVIDENDS:
   Dividends from net investment income                         (0.41)        (0.40)        (0.38)         (0.21)
-----------------------------------------------------------  --------    ----------      --------   ------------
Total dividends                                                 (0.41)        (0.40)        (0.38)         (0.21)

Net increase (decrease) in net asset value                       0.53          0.32         (0.68)          0.24

Net asset value, end of period                               $  10.41    $     9.88      $   9.56   $      10.24
===========================================================  ========    ==========      ========   ============
Total return                                                     9.73%         7.74%        (3.06)%         4.48%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                       $ 93,564    $   10,174      $  7,422   $      7,701

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver          4.06%         4.16%         3.76%          3.79%(4)

   Operating expenses including reimbursement/waiver             0.70%         0.86%         0.92%          0.92%(4)

   Operating expenses excluding reimbursement/waiver             1.08%         1.64%         1.63%          2.07%(4)

Portfolio turnover rate                                            61%           77%           41%            53%(3)

(1)  The Fund commenced operations on April 3, 1998.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000 and 1999 and the period ended October 31, 1998 were $0.37, $0.32, $0.30 and $0.15, respectively.

(3)  Not annualized.

(4)  Annualized.

GALAXY NEW YORK MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

                                                                         YEARS ENDED OCTOBER 31,
                                                               ------------------------------------------------------
                                                                  2001      2000       1999        1998        1997
                                                               ========   ========    ========   ========    ========
                                                                                 TRUST SHARES
=============================================================  ========   ========    ========   ========    ========
Net asset value, beginning of period                           $  10.99   $  10.57    $  11.44   $  11.09    $  10.75

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                        0.49       0.50        0.50       0.50        0.52

   Net realized and unrealized gain (loss) on investments          0.57       0.44       (0.89)      0.35        0.34
-------------------------------------------------------------  --------   --------    --------   --------    --------
Total from investment operations                                   1.06       0.94       (0.39)      0.85        0.86

LESS DIVIDENDS:
   Dividends from net investment income                           (0.49)     (0.52)      (0.48)     (0.50)      (0.52)
-------------------------------------------------------------  --------   --------    --------   --------    --------
Total dividends                                                   (0.49)     (0.52)      (0.48)     (0.50)      (0.52)

Net increase (decrease) in net asset value                         0.57       0.42       (0.87)      0.35        0.34

Net asset value, end of period                                 $  11.56   $  10.99    $  10.57   $  11.44    $  11.09
============================================================== ========   ========    ========   ========    ========
Total return                                                       9.80%      9.12%      (3.54)%     7.82%       8.17%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                         $ 60,694   $ 50,511    $ 36,696   $ 34,801    $ 27,562

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver            4.30%      4.65%       4.50%      4.42%       4.75%

   Operating expenses including reimbursement/waiver               0.78%      0.78%       0.77%      0.72%       0.71%

   Operating expenses excluding reimbursement/waiver               0.99%      0.98%       0.97%      0.99%       1.02%

Portfolio turnover rate                                              48%        37%         24%        27%         61%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.47, $0.47, $0.48, $0.47 and $0.49, respectively.

GALAXY CONNECTICUT MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

                                                                               YEARS ENDED OCTOBER 31,
                                                               -----------------------------------------------------
                                                                 2001       2000        1999       1998       1997
                                                               ========   ========    ========   ========    =======
                                                                                 TRUST SHARES
=============================================================  ========   ========    ========   ========    =======
Net asset value, beginning of period                           $  10.39   $  10.09    $  10.82   $  10.47    $ 10.14

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                        0.45       0.46        0.45       0.45       0.47

   Net realized and unrealized gain (loss) on investments          0.57       0.30       (0.73)      0.35       0.33
-------------------------------------------------------------  --------   --------    --------   --------    -------
Total from investment operations                                   1.02       0.76       (0.28)      0.80       0.80

LESS DIVIDENDS:
   Dividends from net investment income                           (0.45)     (0.46)      (0.45)     (0.45)     (0.47)
-------------------------------------------------------------  --------   --------    --------   --------    -------
Total dividends                                                   (0.45)     (0.46)      (0.45)     (0.45)     (0.47)

Net increase (decrease) in net asset value                         0.57       0.30       (0.73)      0.35       0.33

Net asset value, end of period                                 $  10.96   $  10.39    $  10.09   $  10.82    $ 10.47
=============================================================  ========   ========    ========   ========    =======
Total return                                                      10.04%      7.71%      (2.68)%     7.81%      8.06%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                         $ 30,818   $ 23,254    $ 17,848   $ 13,913    $ 9,866

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver            4.22%      4.49%       4.26%      4.24%      4.51%

   Operating expenses including reimbursement/waiver               0.69%      0.65%       0.65%      0.67%      0.49%

   Operating expenses excluding reimbursement/waiver               1.06%      1.06%       1.05%      1.10%      1.10%

Portfolio turnover rate                                              40%        33%         53%        46%        42%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.41, $0.42, $0.41, $0.40, and $0.41, respectively.

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

                                                                             YEARS ENDED OCTOBER 31,
                                                             -------------------------------------------------------
                                                               2001        2000        1999        1998       1997
                                                             ========    =======    =========    ========    =======
                                                                              TRUST SHARES
============================================================ ========    ========    ========    ========    =======
Net asset value, beginning of period                         $  10.10    $   9.76    $  10.53    $  10.25    $  9.94

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                      0.45        0.47        0.45        0.47       0.46

   Net realized and unrealized gain (loss) on investments        0.57        0.34       (0.77)       0.27       0.32
------------------------------------------------------------ --------    --------    --------    --------    -------
Total from investment operations                                 1.02        0.81       (0.32)       0.74       0.78

LESS DIVIDENDS:
   Dividends from net investment income                         (0.45)      (0.47)      (0.45)      (0.46)     (0.47)
------------------------------------------------------------ --------    --------    --------    --------    -------
Total dividends                                                 (0.45)      (0.47)      (0.45)      (0.46)     (0.47)

Net increase (decrease) in net asset value                       0.57        0.34       (0.77)       0.28       0.31

Net asset value, end of period                               $  10.67    $  10.10    $   9.76    $  10.53    $ 10.25
============================================================ ========    ========    ========    ========    =======
Total return                                                    10.27%       8.47%      (3.17)%      7.42%      8.06%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                       $ 77,874    $ 44,328    $ 33,897    $ 23,371    $ 13,986

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver          4.27%       4.71%       4.36%       4.49%      4.57%

   Operating expenses including reimbursement/waiver             0.67%       0.59%       0.61%       0.60%      0.44%

   Operating expenses excluding reimbursement/waiver             0.98%       1.00%       1.01%       1.03%      1.01%

Portfolio turnover rate                                            48%         34%         34%         44%        48%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.42, $0.43, $0.41, $0.42, and $0.40, respectively.

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

                                                               YEAR ENDED    PERIOD ENDED
                                                               OCTOBER 31,    OCTOBER 31,
                                                             -------------   -------------
                                                                  2001          2000(1)
                                                             =============   =============
                                                                      TRUST SHARES
==========================================================   =============   =============
Net asset value, beginning of period                         $       10.75   $       10.53

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                           0.49            0.18(3)

   Net realized and unrealized gain on investments                    0.55            0.22
----------------------------------------------------------   -------------   -------------
Total from investment operations                                      1.04            0.40

LESS DIVIDENDS:
   Dividends from net investment income                              (0.49)          (0.18)

   Dividends from net realized capital gains                             -               -
----------------------------------------------------------   -------------   -------------
Total dividends                                                      (0.49)          (0.18)

Net increase in net asset value                                       0.55            0.22

Net asset value, end of period                               $       11.30   $       10.75
==========================================================   =============   =============
Total return                                                          9.90%           3.82%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s)                          $      88,307   $      82,617

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver               4.46%           4.60%(5)

   Operating expenses including reimbursement/waiver                  0.67%           0.71%(5)

   Operating expenses excluding reimbursement/waiver                  0.93%           1.04%(5)

Portfolio turnover rate                                                 19%             43%(4)

(1) The Fund began issuing Trust Shares on June 19, 2000.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $0.46 and $0.17(3), respectively.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(4)  Not annualized.

(5)  Annualized.

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND

(For a share outstanding throughout each period)

                                                 YEAR ENDED     PERIOD ENDED
                                                 OCTOBER 31,     OCTOBER 31,                     YEARS ENDED MAY 31,
                                                -----------     -------------    -------------------------------------------------
                                                    2001           2000(1)          2000         1999        1998          1997
                                                ============    =============    ==========   ==========   ==========   ==========
                                                                                      TRUST SHARES
==============================================  ============    =============    ==========   ==========   ==========   ==========
Net asset value, beginning of period            $       10.01   $        9.60    $    10.33   $    10.52   $    10.18   $     9.99

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                              0.42            0.18(3)       0.44         0.45         0.48         0.50

   Net realized and unrealized gain (loss)
   on investments                                        0.49            0.41         (0.62)       (0.01)        0.44         0.19
----------------------------------------------  -------------   -------------    ----------   ----------   ----------   ----------
Total from investment operations                         0.91            0.59         (0.18)        0.44         0.92         0.69

LESS DIVIDENDS:
   Dividends from net investment income                 (0.42)          (0.18)        (0.44)       (0.45)       (0.48)       (0.50)

   Dividends from net realized capital gains               --              --         (0.11)       (0.18)       (0.10)          --
----------------------------------------------  -------------   -------------    ----------   ----------   ----------   ----------
Total dividends                                         (0.42)          (0.18)        (0.55)       (0.63)       (0.58)       (0.50)

Net increase (decrease) in net asset value               0.49            0.41         (0.73)       (0.19)        0.34         0.19

Net asset value, end of period                  $       10.50   $       10.01    $     9.60   $    10.33   $    10.52   $    10.18
==============================================  =============   =============    ==========   ==========   ==========   ==========

Total return                                             9.23%           6.18%(4)     (1.70)%       4.24%        9.24%        7.74%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s)             $     252,076   $     261,938    $  296,711   $  356,995   $  303,578   $  250,526

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                  4.06%           4.38%(5)      4.50%        4.31%        4.62%        4.92%

   Operating expenses including
   reimbursement/waiver                                  0.74%           0.77%(5)      0.80%        0.80%        0.80%        0.80%

   Operating expenses excluding
   reimbursement/waiver                                  0.89%           0.91%(5)      1.11%        1.11%        1.12%        1.17%

Portfolio turnover rate                                    88%             38%(4)        48%          69%          34%          33%

(1) The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized ass a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their Shares other than through an investment management trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. On June 26, 2001, BKB Shares converted into Retail A Shares.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $0.41 and $0.18(3), respectively.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(4)  Not annualized.

(5)  Annualized.

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

(For a share outstanding throughout each period)



                                                 YEAR ENDED      PERIOD ENDED
                                                 OCTOBER 31,      OCTOBER 31,                 YEARS ENDED MAY 31,
                                                -------------   -------------    -------------------------------------------------
                                                    2001           2000(1)          2000          1999        1998         1997
                                                =============   =============    ==========   ==========   ==========   ==========
                                                                                       TRUST SHARES
==============================================  =============   =============    ==========   ==========   ==========   ==========
Net asset value, beginning of period            $       10.41   $       10.00    $    10.67   $    10.81   $    10.38   $    10.17

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                              0.44            0.19(3)       0.46         0.48         0.50         0.51

   Net realized and unrealized gain (loss)
   on investments                                        0.51            0.41         (0.62)       (0.08)        0.45         0.21
----------------------------------------------  -------------   -------------    ----------   ----------   ----------   ----------
Total from investment operations                         0.95            0.60         (0.16)        0.40         0.95         0.72

LESS DIVIDENDS:
   Dividends from net investment income                 (0.44)          (0.19)        (0.46)       (0.48)       (0.50)       (0.51)

   Dividends from net realized capital gains               --              --         (0.05)       (0.06)       (0.02)          --
----------------------------------------------  -------------   -------------    ----------   ----------   ----------   ----------
Total dividends                                         (0.44)          (0.19)        (0.51)       (0.54)       (0.52)       (0.51)

Net increase (decrease) in net asset value               0.51            0.41         (0.67)       (0.14)        0.43         0.21

Net asset value, end of period                  $       10.92   $       10.41    $    10.00   $    10.67   $    10.81   $    10.38
==============================================  =============   =============    ==========   ==========   ==========   ==========
Total return                                             9.32%           6.01%(4)     (1.45)%       3.72%        9.29%        7.26%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)          $     113,952   $     121,974    $  148,902   $  187,725   $  142,107   $  103,104

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                  4.14%           4.37%(5)      4.52%        4.37%        4.66%        4.94%

   Operating expenses including
   reimbursement/waiver                                  0.76%           0.78%(5)      0.80%        0.80%        0.80%        0.76%

   Operating expenses excluding
   reimbursement/waiver                                  0.93%           0.94%(5)      1.12%        1.12%        1.14%        1.17%

Portfolio turnover rate                                    36%             30%(4)        30%          19%          17%           4%

(1) The Fund commenced operations on August 1, 1994 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. On June 26, 2001, BKB Shares converted into Retail A Shares.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $0.42 and $0.18(3), respectively.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(4)  Not annualized.

(5)  Annualized.

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

                                             YEAR ENDED   PERIOD ENDED
                                            OCTOBER 31,    OCTOBER 31,                  YEARS ENDED MAY 31,
                                            -----------   ------------     ----------------------------------------------
                                               2001          2000(1)          2000        1999        1998        1997
                                            ===========   ============     =========    =========   =========   =========
                                                                                TRUST SHARES
==========================================  ===========   ============     =========    =========   =========   =========
Net asset value, beginning of period        $     10.18   $       9.78     $   10.39    $   10.42   $   10.01   $    9.78

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                        0.43           0.18(3)       0.45         0.45        0.47        0.47

   Net realized and unrealized gain (loss)
   on investments                                  0.49           0.40         (0.61)       (0.03)       0.41        0.23
------------------------------------------  -----------   ------------     ---------    ---------   ---------   ---------
Total from investment operations                   0.92           0.58         (0.16)        0.42        0.88        0.70

LESS DIVIDENDS:
   Dividends from net investment income           (0.43)         (0.18)        (0.45)       (0.45)      (0.47)      (0.47)
------------------------------------------  -----------   ------------     ---------    ---------   ---------   ---------
Total dividends                                   (0.43)         (0.18)        (0.45)       (0.45)      (0.47)      (0.47)

Net increase (decrease) in net asset value         0.49           0.40         (0.61)       (0.03)       0.41        0.23

Net asset value, end of period              $     10.67   $      10.18     $    9.78    $   10.39   $   10.42   $   10.01
==========================================  ===========   ============     =========    =========   =========   =========
Total return                                       9.24%          5.99%(4)     (1.51)%       4.10%       8.91%       7.30%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)      $   191,129   $    176,306     $ 231,140    $ 267,871   $ 206,137   $ 147,459

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                            4.15%          4.36%(5)      4.52%        4.32%       4.54%       4.74%

   Operating expenses including
   reimbursement/waiver                            0.74%          0.77%(5)      0.80%        0.80%       0.80%       0.79%

   Operating expenses excluding
   reimbursement/waiver                            0.90%          0.92%(5)      1.12%        1.12%       1.14%       1.18%

Portfolio turnover rate                              54%            20%(4)        11%           9%          6%          9%

(1) The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. On June 26, 2001, BKB Shares converted into Retail A Shares.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $0.42 and $0.18(3), respectively.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(4) Not annualized.

(5) Annualized.

GALAXY FLORIDA MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

                                                           YEAR ENDED    PERIOD ENDED                              PERIOD ENDED
                                                           OCTOBER 31,    OCTOBER 31,       YEARS ENDED MAY 31,       MAY 31,
                                                           ===========   ============      ====================    ============
                                                              2001          2000(1)          2000       1999          1998(3)
                                                           ===========   ============      ========    ========    ============
                                                                            SHARES
=========================================================  ===========   ============      ========    ========    ============
Net asset value, beginning of period                       $      9.87   $       9.51      $  10.12    $  10.30    $      10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                       0.41           0.17          0.43        0.44            0.43

   Net realized and unrealized gain (loss) on investments         0.46           0.36         (0.61)      (0.04)           0.32
---------------------------------------------------------  -----------   ------------      --------    --------    ------------
Total from investment operations                                  0.87           0.53         (0.18)       0.40            0.75

LESS DIVIDENDS:
   Dividends from net investment income                          (0.41)         (0.17)        (0.43)      (0.44)          (0.43)

   Dividends from net realized capital gains                         -              -             -       (0.14)          (0.02)
---------------------------------------------------------  -----------   ------------      --------    --------    ------------
Total dividends                                                  (0.41)         (0.17)        (0.43)      (0.58)          (0.45)

Net increase (decrease) in net asset value                        0.46           0.36         (0.61)      (0.18)           0.30

Net asset value, end of period                             $     10.33   $       9.87      $   9.51    $  10.12    $      10.30
=========================================================  ===========   ============      ========    ========    ============
Total return                                                      8.92%          5.62%(4)     (1.76)%      3.88%           7.63%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                     $    71,355   $     61,773      $ 61,154    $ 68,796    $     51,793

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver           4.00%          4.22%(5)      4.44%       4.25%           4.59%(5)

   Operating expenses including reimbursement/waiver              0.78%          0.79%(5)      0.80%       0.80%           0.80%(5)

   Operating expenses excluding reimbursement/waiver              0.97%          1.01%(5)      1.15%       1.14%           1.19%(5)

Portfolio turnover rate                                             48%            23%(4)        28%         11%             21%(4)

(1) The Fund commenced operations on June 30, 1997 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares of the Fund.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the year ended October 31, 2001 and the period ended October 31, 2000 were $0.39 and $0.16, respectively.

(3) Period from commencement of operations.

(4) Not annualized.

(5) Annualized.

GALAXY PENNSYLVANIA MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

                                              PERIOD ENDED
                                               OCTOBER 31,                   YEAR ENDED DECEMBER 31,
                                              ------------     -------------------------------------------------------
                                                 2001(1)         2000       1999        1998        1997       1996
                                              ============     ========   ========    =========   =========   ========
                                                                  TRUST SHARES
============================================  ============     ========   ========    =========   =========   ========
Net asset value, beginning of period          $       9.78     $   9.03   $  10.26    $   10.41   $   10.17   $  10.23

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                           0.34         0.42       0.43         0.44        0.45       0.44

   Net realized and unrealized gain
   (loss) on investments                              0.33         0.75      (1.13)        0.05        0.26      (0.06)
--------------------------------------------  ------------     --------   --------    ---------   ---------   --------
Total from investment operations                      0.67         1.17      (0.70)        0.49        0.71       0.38

LESS DIVIDENDS:
   Dividends from net investment income              (0.34)       (0.42)     (0.43)       (0.44)      (0.45)     (0.44)

   Dividends from net realized capital gains             -            -      (0.10)       (0.20)      (0.02)         -
--------------------------------------------  ------------     --------   --------    ---------   ---------   --------
Total dividends                                      (0.34)       (0.42)     (0.53)       (0.64)      (0.47)     (0.44)

Net increase (decrease) in net asset value            0.33         0.75      (1.23)       (0.15)       0.24      (0.06)

Net asset value, end of period                $      10.11     $   9.78   $   9.03    $   10.26   $   10.41   $  10.17
============================================  ============     ========   ========    =========   =========   ========
Total return                                          7.00%(3)    13.31%     (7.05)%       4.84%       7.18%      3.89%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)        $     24,051     $ 24,503   $ 31,999    $  37,658   $  42,134   $  3,665

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                               4.10%(4)     4.54%      4.35%        4.28%       4.47%      4.42%

   Operating expenses including
   reimbursement/waiver                               0.79%(4)     0.80%      0.80%        0.80%       0.80%      0.69%

   Operating expenses excluding
   reimbursement/waiver                               1.14%(4)     1.01%      0.94%        0.96%       0.96%      1.49%

Portfolio turnover rate                                 46%(3)       23%        43%          56%         72%        26%

(1) The Fund commenced operations on May 3, 1993 as a separate portfolio (the "Predecessor Pillar Fund") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Pillar Fund offered and sold two series of shares, Class I Shares and Class A Shares. In connection with the reorganization, shareholders of the Predecessor Pillar Fund exchanged their Class I Shares and Class A Shares for Trust Shares of the Galaxy Pennsylvania Municipal Bond Fund. The financial highlights for periods prior to August 27, 2001 are those of Class I Shares of the Predecessor Pillar Fund.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the period ended October 31, 2001 was $0.34.

(3) Not Annualized.

(4) Annualized.

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-289-4252 or writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov

Galaxy's Investment Company Act File No.
is 811-4636